                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number: 811-1731

                             SOURCE CAPITAL, INC.
               (Exact name of registrant as specified in charter)

      11400 WEST OLYMPIC BLVD., SUITE 1200, LOS ANGELES, CALIFORNIA 90064
                    (Address of principal executive offices)

                             J. RICHARD ATWOOD,
      11400 WEST OLYMPIC BLVD., SUITE 1200, LOS ANGELES, CALIFORNIA 90064
                     (Name and address of agent for service)

Registrant's telephone number, including area code: 310-473-0225

Date of fiscal year end:  DECEMBER 31

Date of reporting period:  DECEMBER 31, 2003

Item 1. Report to Stockholders

[SOURCE CAPITAL, INC. LOGO]

SOURCE CAPITAL, INC.


2003
ANNUAL REPORT
FOR THE YEAR ENDED DECEMBER 31

                          SUMMARY FINANCIAL INFORMATION

                                                                                 FOR THE YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------------------
                                                                            2003                                2002
                                                              --------------------------------    --------------------------------
                                                                  TOTAL              PER              TOTAL              PER
                                                                   NET              COMMON             NET              COMMON
                                                                  ASSETS            SHARE             ASSETS            SHARE
                                                              --------------    --------------    --------------    --------------
Beginning of year                                             $  395,175,835    $        41.90    $  498,725,575    $        55.45
                                                              --------------    --------------    --------------    --------------
Net gain (loss) on investments, realized and unrealized       $  150,721,705    $        18.36    $  (72,665,931)   $        (8.97)
Net investment income                                              3,348,480              0.41         3,961,461              0.49
Distributions to Preferred shareholders                           (4,726,108)            (0.57)       (4,726,109)            (0.59)
Distributions to Common shareholders                             (28,645,415)            (3.50)      (37,079,161)            (4.60)
Proceeds from shares issued for distributions reinvested by
  shareholders                                                     5,374,229              0.02         6,960,000              0.12
                                                              --------------    --------------    --------------    --------------
    Net changes during year                                   $  126,072,891    $        14.72    $ (103,549,740)   $       (13.55)
                                                              --------------    --------------    --------------    --------------
End of year                                                   $  521,248,726    $        56.62    $  395,175,835    $        41.90
                                                              ==============    ==============    ==============    ==============

Common market price per share                                 $        59.38                      $        52.85
Common market premium to net asset value                                 4.9%                               26.1%
Preferred asset coverage                                                 963%                                730%
Preferred liquidation preference per share                    $        27.50                      $        27.50
Preferred market price per share                              $        33.81                      $        30.81

                           DESCRIPTION OF THE COMPANY

   SOURCE CAPITAL, INC., is a major diversified, publicly traded investment company with total net assets of approximately $521,000,000. Its investment portfolio includes a wide range of securities with primary emphasis on common stock and convertible debentures.

   Source Capital has Common and Preferred shares outstanding, both of which are listed and traded on The New York Stock Exchange. Each of the 1,969,212 outstanding Preferred shares has a prior claim of $27.50 on assets and $2.40 per year on income. The balance of the Company's assets and income are available to the 8,249,199 shares of Common Stock outstanding.

   Source Capital's investment objective is to seek maximum total return for Common shareholders from both capital appreciation and investment income to the extent consistent with protection of invested capital and provision of sufficient income to meet the dividend requirements of Preferred shareholders.

   Source Capital is not a mutual fund. Thus, it does not repurchase its own shares on demand and does not need to structure its portfolio securities to provide for possible redemptions. As a publicly traded investment company, Source Capital's Common and Preferred shares are bought and sold on The New York Stock Exchange, and the Company is not involved in such transactions.

   Source Capital's investment approach emphasizes primarily equity and equity-related investments in seeking to achieve its growth objective for its Common shareholders. The desirability of equity versus fixed-income investments has been increasingly debated in recent years. Source Capital's position is that without assuming undue risk and recognizing the fixed claim of its Preferred Stock, properly selected stocks offer the better long-term opportunity for overall investment return as well as long-term protection from the large but uncertain threat of inflation. Source Capital's equity investments have been directed toward companies with highly liquid, relatively unleveraged balance sheets and a demonstrated long-term ability to earn above average returns on invested capital. Source Capital's equity investment portfolio is based on fundamental judgments of long-term returns attainable from income and appreciation in the securities of such companies and is not derived from overall economic forecasts or stock market predictions.

   The Company has adopted a flexible distribution policy. This policy is designed to pay Common shareholders quarterly distributions at a rate that is substantially in excess of net investment income. The rate will be adjusted periodically in response to sustained changes in the net asset value, market conditions and changes to investment company regulations and tax laws. Only a portion of such distributions is paid from net investment income. The remainder is paid from any net realized capital gains and/or paid-in capital, as determined by each year's results. To the extent the Company realizes net long-term capital gains for any year in excess of the amounts distributed under the Company's distribution policy, such excess will be distributed to shareholders. For federal income tax purposes, all distributions in excess of current year earnings will be taxable to shareholders as long as the Company continues to have accumulated earnings and profits from prior years.

                             LETTER TO SHAREHOLDERS

TO OUR SHAREHOLDERS:

2003 INVESTMENT PORTFOLIO RETURNS

   Total net assets of Source Capital amounted to $521,248,726 at December 31, 2003. After providing for Preferred Stock equity, Common equity amounted to $467,095,396 or $56.62 of net asset value per Common share. This compared with total net assets of $395,175,835, Common equity of $341,022,505 and net asset value per Common share of $41.90 one year ago. These changes reflect payments to Common and Preferred shareholders totaling $33,371,523. As a result, Source Capital achieved a total investment return during 2003 of 45.7% on its Common net asset value, and 40.5% on total net assets, with both figures reflecting the reinvestment of dividends and distributions.

   The table at the bottom of this page compares Source Capital's investment results with the returns of several well-known indices of securities prices. Each of the last five calendar years is shown, as well as annualized returns for longer periods. All the percentage changes shown represent total investment returns from both income and appreciation (depreciation) calculated on the basis of reinvesting all dividends and distributions.

DISTRIBUTIONS TO COMMON SHAREHOLDERS

   On February 2, 2004, the Board of Directors declared a regular quarterly distribution on the Common Stock of $1.00 per share payable March 15, 2004. This action raised the annual distribution rate to $4.00 from the $3.50 rate in place since February 2003. In addition, the Board of Directors adopted a new flexible distribution policy. This new policy will allow the Board of Directors to continue to consider changes in net asset value when establishing the quarterly distribution rate, but also provides for the flexibility to consider other factors such as current market conditions and changes to investment company regulations and tax laws. It is the intention of the Board of Directors to continue paying quarterly distributions at a rate that is substantially in excess of net investment income as evidenced by the latest increase in the annual distribution rate to $4.00.

   Capital gains are the eventual result of successful investments. As in recent years, changes in relative market valuation as well as changing prospects of individual companies led us to sell certain holdings in 2003, and these sales resulted in the realization of significant net capital gains. We believe that we have been able to replace these securities both by adding to existing investments at advantageous prices and by making selected new investments (primarily equity investments) offering potentially better long-term investment returns.

   As a result of these changes, the Company realized $35,513,181 in net capital gains in 2003. However, distribution of these gains did not require payment of a special distribution. Detailed tax information is presented on page 9.

MARKET PRICES AND SHAREHOLDER RETURNS

   In the long run, the future returns for Source Capital Common shareholders will depend primarily on how well we manage the firm's investment portfolio. The longer the period of time involved, the more important portfolio investment returns will be in determining shareholder returns. However, in the short run, changes in the market price of Source Capital Common shares can deviate from the underlying changes in net asset value causing market returns to be either enhanced or diminished.

                                              SOURCE CAPITAL       STOCK MARKET INDICES      FIXED-INCOME INDICES
                                            ------------------    ---------------------  ------------------------------
                                               TOTAL    COMMON   RUSSELL   S&P            LEHMAN BROTHERS    TREASURY
               PERIOD                       NET ASSETS  EQUITY     2500    500     DJIA  GOVT/CREDIT INDEX  BILL YIELDS
-----------------------------------------   ----------  ------   -------  -----   -----  -----------------  -----------
       Annual Rate of Return:
                2003                           +40.5%    +45.7%   +45.5%  +28.7%  +25.3%       + 4.7%          +1.1%
                2002                           -14.6     -17.1    -17.8   -22.1   -15.0        +11.0           +1.7
                2001                           +22.8     +24.7    + 1.2   -11.9   - 5.4        + 8.5           +4.1
                2000                           + 9.5     + 9.6    + 4.3   - 9.1   - 4.7        +11.9           +6.0
                1999                           +21.4     +23.1    +24.2   +21.0   +27.3        - 2.2           +4.7
           Annual Compound
           Rate of Return:
               3 years                         +13.8     +14.6    + 6.6   - 4.1   + 0.3        + 8.0           +2.3
               5 years                         +14.4     +15.2    + 9.4   - 0.6   + 4.1        + 6.7           +3.5
              10 years                         +14.1     +14.8    +11.7   +11.1   +12.8        + 7.0           +4.3
              20 years                         +13.2     +14.0    +12.3   +13.0   +14.3        + 9.4           +5.3

   In 2000 we commented on the dramatic difference between that year's market returns for Source shareholders (the change in Source's quoted price plus dividends received) and the actual investment returns earned by the Source portfolio. It turns out that four of the past five years have seen similar large differences, as the premium at which Source has traded over its net asset value has fluctuated considerably. An increase in the premium (or decrease in the discount) will, of course, produce a market return greater than that actually earned on the underlying portfolio, while a decrease in the premium will have the opposite effect. The effect in 2003 was especially large and was adverse for Source shareholders, who earned a market return of just 19% despite Source's investment return of over 45%. The cause--a decline in the premium from 26% to 5% over the year--can be seen on the table below covering the 1999-2003 period.

                                              YEAR-END
        PREMIUM/   MARKET  INVESTMENT  ----------------------
       (DISCOUNT)  RETURN    RETURN       NAV    MARKET PRICE
       ----------  ------  ----------  --------  ------------
2003      4.9%      19.0%     45.7%    $  56.62    $  59.38
2002     26.1%      (5.9)%   (17.1)%   $  41.90    $  52.85
2001     10.1%      24.5%     24.7%    $  55.45    $  61.02
2000      8.4%      22.5%      9.6%    $  48.62    $  52.69
1999     (4.8)%     14.4%     23.1%    $  50.70    $  48.25

   The following table presents 2003 market returns for both Common and Preferred shareholders:

                                          COMMON     PREFERRED
                                           STOCK       STOCK
                                         ---------   ---------
Change in Market Value:
  NYSE Closing Price
    -- 12/31/2003                        $   59.38   $   33.81
  NYSE Closing Price
    -- 12/31/2002                        $   52.85   $   30.81
                                         ---------   ---------
  Net change in 2003                     $    6.53   $    3.00
Distributions in 2003                         3.50        2.40
                                         ---------   ---------
Total return -- Amount                   $   10.03   $    5.40
Total return -- Percent                       19.0%       17.5%

   Common shareholders who participated in the Company's Automatic Reinvestment Plan experienced a positive return of 20.6% during 2003. On a long-term basis, those shareholders who participated in the Automatic Reinvestment Plan during each of the 27 years since its inception experienced an annual compound rate of return of 17.6%.

COMMENTARY

   The year 2003 marked a dramatic reversal of the stock market decline which began in March 2000, although at year-end most stocks were still well below their record highs. Clearly, market participants decided that the economy was rapidly improving, and that foreign affairs and the U.S. dollar were not concerns either.

   The year's advance was uneven, however. Smaller and more speculative stocks dominated, those with low absolute prices, high beta (a measure of price volatility), and often no earnings. The Russell 2000 and the Nasdaq, measures of smaller, more speculative stocks, performed far better than the S&P 500, a measure of large stock performance. We are concerned that we may be seeing a re-emergence of the Bubble Market of the 1998-1999 period.

   The extreme volatility of the stock market in recent years is clearly seen on the following table. Massive advances in the late 90s was followed by several years of dramatic decline. This ended in early 2003, and the market has forged ahead ever since, with gains of over 70% for the Nasdaq and Russell 2000 from the March 2003 lows to late January 2004.

   The market's performance over the entire 6-year period, however, is less exciting. After dramatic ups and downs, we ended up only a little higher than we started, with annualized gains of just 4-5% for the major indexes.

                                               ANNUALIZED
                     CUMULATIVE RETURNS          RETURN
               ----------------------------    ----------
               1998-1999   2000-2002   2003    1998-2003
               ---------   ---------   ----    ---------
Nasdaq            159%       (67)%      50%        4%
S&P 500            56%       (38)%      29%        4%
Russell 2000       18%       (21)%      47%        5%
Source             30%        13%       46%       14%

   Source's performance in 2003 represents a dramatic contrast to the prior year. In 2002, Source had its worst year in its "modern history"--since 1977. In 2003 it had its best year by far--10 points better than 1979's +35%. The table below shows Source's investment performance for each of the past five years, as well as that of the benchmark Russell 2500, the index which is the closest match to the market cap and portfolio weightings of the companies we hold. The Russell 2500 excludes the 500 largest companies in the Russell 3000 Index, which is comprised of the 3,000 largest publicly traded U.S. Companies.

            1999    2000    2001     2002    2003   FIVE YEARS*
            ----    ----    ----    -----    ----   -----------
Source      23.1%    9.6%   24.7%   (17.1)%  45.7%     15.2%
Russell
  2500      24.2%    4.3%    1.2%   (17.8)%  45.5%      9.4%

   *Annualized Return

   We would like to take this opportunity to review significant recent developments affecting four Source holdings which have been the subject of discussion in past shareholder letters.

   GRACO, a manufacturer of systems for dispensing viscous fluids like paint, adhesives, and lubricants, has been one of the stars of the Source portfolio since its purchase in 1996. Its earnings have increased three-fold and its share price six-fold since that date. It has earned extraordinarily high returns--recently 35% on equity and 50% pre-tax on operating assets. The negative aspect of these high returns has been that cash flow has greatly exceeded available investment opportunities. After prudent reinvestment in its existing business, and a few small acquisitions, its surplus cash has been mostly spent on several large share repurchases, totaling about 20% of shares outstanding.

   More recently, Graco management has taken a somewhat different tack, perhaps in response to the stock's historically rich PE ratio, and has decided to pay out the surplus cash directly to shareholders. Graco's regular dividend has been increased by 70%, and a special $2.25 per share payment has been declared as well. The latter will consume most of Graco's $100 million of balance sheet cash.

   DENISON INTERNATIONAL, a manufacturer of hydraulic components for both stationary and mobile machinery, was added to the portfolio in 1997. At the time, we were attracted by Denison's high returns on capital and its strong competitive position in high-end niche hydraulic markets, as well as its fortress balance sheet.

   Although Denison has been able to maintain its strong competitive position, and has not squandered capital on unwise investments, it has not been able to achieve meaningful earnings growth, in part burdened by difficult economic environments as well as adverse currency movements. As a result, we must describe Denison as one of Source's less successful investments.

   In recent months Denison has put itself up for sale, and in December announced a deal with Parker Hannifin, one of the world's largest hydraulics companies. The price, $24 per share in cash, is a fair one in our opinion. Compared to our original purchase price of about $16 per share, it represents a 50% gain, not a bad outcome for an unsuccessful investment.

   LINCARE is the leading company providing oxygen to patients in their homes, mostly people suffering from chronic obstructive pulmonary disease or congestive heart failure. Because a large percent of Lincare's revenue is paid by Medicare, it has always been exposed to changes in government reimbursement rates. Recently, these rates have changed for the worse.

   The recently passed Medicare Prescription Drug legislation also contained some provisions which could significantly reduce the revenue of home oxygen providers like Lincare. This would involve both the rate paid for asthma drugs, often provided by oxygen companies, as well as the basic rate for oxygen equipment. The effects of this legislation on Lincare's 2004 earnings are well understood, but the year 2005 consequences are highly uncertain and potentially very adverse.

   In response to the impending changes, Lincare's stock price declined from over $40 to about $30, or almost 30%. Our response to the price decline was to add to Source's position. We did this for two reasons. First, we believe that the worst-case reimbursement changes directed by Congress would result in the exit from the business of many smaller operators, with severe negative effects on the mostly elderly oxygen-using population. Since the federal agency overseeing Medicare, or CMS, has considerable discretion in making the changes, we do not expect the worst case to be implemented. Second, Lincare has demonstrated in the past that it can take advantage of adverse environments. In the late 1990s, for example, Medicare rates were reduced by 30% over a two-year period. Lincare responded by cutting costs and taking market share from weakened competitors, with the result that its earnings actually went up. While we certainly do not expect an earnings increase, we do expect Lincare to greatly outperform its competitors in the coming challenging period.

   NORTH FORK BANK, which we wrote about in last quarter's shareholder report, has recently announced a major acquisition. At the time we first purchased shares in North Fork, we were impressed by its ability to gain market share as it steadily expanded west from its original home in New York's Nassau and Suffolk counties. This was especially true in the very large Manhattan market, which was poorly served by Citigroup and Morgan Chase, the market share leaders there.

   North Fork's December announcement of its agreement to purchase the Trust Company of New Jersey represents a continuation of this strategy, and gives it a substantial presence in the rapidly growing northern New Jersey suburbs. The stock market seemingly shares our enthusiasm for the acquisition. North Fork's shares rose on the announcement, unlike the typical bank merger, where only the acquired bank's shares go up, while the buyer's shares fall.

Respectfully submitted,

/s/ Eric S. Ende

Eric S. Ende
President and
  Chief Investment Officer
February 2, 2004

                            PORTFOLIO OF INVESTMENTS
                                December 31, 2003

COMMON STOCKS                                                          SHARES            VALUE
----------------------------------------------------------------   --------------   --------------
PRODUCER DURABLE GOODS -- 16.0%
Cognex Corporation                                                        475,400   $   13,425,296
Crane Co.                                                                 435,000       13,371,900
Denison International plc (ADR)*+                                         579,500       13,876,127
Graco Inc.                                                                343,000       13,754,300
IDEX Corporation                                                          341,000       14,182,190
Zebra Technologies Corporation (Class A)*                                 219,000       14,535,030
                                                                                    --------------
                                                                                    $   83,144,843
                                                                                    --------------

BUSINESS SERVICES & SUPPLIES -- 13.1%
Black Box Corporation                                                     260,800   $   12,015,056
HON INDUSTRIES Inc.                                                       321,400       13,923,048
Manpower Inc.                                                             300,000       14,124,000
Office Depot, Inc.*                                                       900,000       15,039,000
ScanSource, Inc.*                                                         284,000       12,956,080
                                                                                    --------------
                                                                                    $   68,057,184
                                                                                    --------------

TECHNOLOGY -- 11.2%
Advanced Fibre Communications, Inc.*                                      700,000   $   14,105,000
KEMET Corporation*                                                        449,800        6,157,762
Plantronics, Inc.*                                                        380,000       12,407,000
SanDisk Corporation*                                                      285,000       17,424,900
TriQuint Semiconductor, Inc.*                                           1,143,029        8,081,215
                                                                                    --------------
                                                                                    $   58,175,877
                                                                                    --------------

HEALTHCARE -- 10.3%
Health Management Associates, Inc.                                        195,000   $    4,680,000
Landauer, Inc.                                                             14,300          583,154
Lincare Holdings Inc.*                                                    380,000       11,411,400
Ocular Sciences, Inc.*                                                    722,900       20,754,459
Renal Care Group, Inc.                                                    400,000       16,480,000
                                                                                    --------------
                                                                                    $   53,909,013
                                                                                    --------------

ENERGY -- 9.6%
Cal Dive International, Inc.*                                             725,000   $   17,479,750
Noble Corporation*                                                        460,000       16,458,800
Tidewater Inc.                                                            540,000       16,135,200
                                                                                    --------------
                                                                                    $   50,073,750
                                                                                    --------------

RETAILING -- 7.4%
CarMax, Inc.*                                                             445,006   $   13,764,035
O'Reilly Automotive, Inc.*                                                652,500       25,029,900
                                                                                    --------------
                                                                                    $   38,793,935
                                                                                    --------------

                                                                     SHARES OR
                                                                        FACE
COMMON STOCKS (CONTINUED)                                              AMOUNT           VALUE
----------------------------------------------------------------   --------------   --------------
BANKING -- 5.4%
National Commerce Financial Corporation                                   488,900   $   13,337,192
North Fork Bancorporation, Inc.                                           370,000       14,973,900
                                                                                    --------------
                                                                                    $   28,311,092
                                                                                    --------------

ENTERTAINMENT -- 4.1%
Carnival Corporation                                                      536,600   $   21,319,118
                                                                                    --------------

MATERIALS -- 2.2%
Engelhard Corporation                                                     390,000   $   11,680,500
                                                                                    --------------

INSURANCE -- 1.6%
Brown & Brown, Inc.                                                       251,000   $    8,185,110
                                                                                    --------------

REAL ESTATE INVESTMENT TRUST -- 1.3%
New Plan Excel Realty Trust                                               279,864   $    6,904,245
                                                                                    --------------

TOTAL COMMON STOCKS -- 82.2% (Cost $273,428,582)                                    $  428,554,667
                                                                                    --------------

PREFERRED STOCKS

REAL ESTATE INVESTMENT TRUST
Duke-Weeks Realty Corp. (Series B)                                         40,000   $    2,110,000
Pennsylvania Real Estate Investment Trust (Series A)                       59,000        3,599,000
ProLogis (Series D)                                                        40,000        1,001,200
ProLogis (Series G)                                                        80,000        2,000,000
                                                                                    --------------
TOTAL PREFERRED STOCKS -- 1.7% (Cost $7,423,971)                                    $    8,710,200
                                                                                    --------------

CONVERTIBLE BONDS AND DEBENTURES

HEALTHCARE -- 0.6%
IVAX Corporation -- 5.5% 2007                                      $    3,000,000   $    3,090,000
                                                                                    --------------

PRODUCER DURABLE GOODS -- 0.6%
Checkpoint Systems, Inc. -- 5.25% 2005                             $    2,774,000   $    2,878,025
                                                                                    --------------

TECHNOLOGY -- 0.3%
LSI Logic Corporation -- 4% 2006                                   $    2,000,000   $    1,950,000
                                                                                    --------------

TOTAL CONVERTIBLE BONDS AND DEBENTURES -- 1.5% (Cost $6,307,230)                    $    7,918,025
                                                                                    --------------

                                                                        FACE
NON-CONVERTIBLE BONDS AND DEBENTURES                                   AMOUNT            VALUE
----------------------------------------------------------------   --------------   --------------
CORPORATE -- 6.0%
Actuant Corporation -- 13% 2009                                    $    2,275,000   $    2,843,750
Central Garden & Pet Company -- 9.125% 2013                             2,000,000        2,215,000
Host Marriott Corporation -- 9.25% 2007                                 2,000,000        2,248,000
Lear Corporation -- 7.96% 2005                                          2,000,000        2,150,000
Manitowoc Company, Inc., The -- 10.5% 2012                              2,000,000        2,260,000
Metaldyne Corporation -- 11% 2012                                       2,000,000        1,820,000
OM Group, Inc. -- 9.25% 2011                                            4,000,000        4,180,000
Orbital Sciences Corporation -- 9% 2011                                 2,000,000        2,150,000
Realty Income Corporation -- 8.25% 2008                                 2,000,000        2,248,800
Unisys Corporation
  -- 7.875% 2008                                                        1,500,000        1,563,735
  -- 8.125% 2006                                                        2,000,000        2,184,880
Vicar Operating Inc. -- 9.875% 2009                                     3,000,000        3,360,000
Windmere Durable Holdings Inc. -- 10% 2008                              2,000,000        2,020,000
                                                                                    --------------
                                                                                    $   31,244,165
                                                                                    --------------

U.S. GOVERNMENT AND AGENCIES -- 0.2%
Federal Home Loan Mortgage Corporation
  -- 6.5% 2023 (Interest Only)                                     $      149,762   $        7,558
  -- 10.15% 2006 (REMIC)                                                    2,017            2,023
Federal National Mortgage Association -- 6% 2029 (Interest Only)        2,915,417          509,289
Government National Mortgage Association (Mobile Home)
  -- 9.75% 2010                                                           458,376          481,279
                                                                                    --------------
                                                                                    $    1,000,149
                                                                                    --------------

TOTAL NON-COVERTIBLE BONDS
AND DEBENTURES -- 6.2% (Cost $30,557,700)                                           $   32,244,314
                                                                                    --------------

TOTAL INVESTMENT SECURITIES -- 91.6% (Cost $317,717,483)                            $  477,427,206
                                                                                    --------------

SHORT TERM INVESTMENTS
Short-term Corporate Notes:
  General Electric Capital Corporation -- 0.75% 1/2/04             $    6,475,000   $    6,474,865
  Toyota Motor Credit Corporation -- 1.03% 1/12/04                     22,052,000       22,045,060
  Federal National Mortgage Association -- 1% 1/28/04                  15,000,000       14,988,750
                                                                                    --------------

TOTAL SHORT-TERM INVESTMENTS -- 8.3% (Cost $43,508,675)                             $   43,508,675
                                                                                    --------------

TOTAL INVESTMENTS -- 99.9% (Cost $361,226,158)                                      $  520,935,881
Other assets and liabilities, net -- 0.1%                                                  312,845
                                                                                    --------------

TOTAL NET ASSETS -- 100%                                                            $  521,248,726
                                                                                    ==============

*    Non-income producing securities

+ Affiliate as defined in the Investment Company Act of 1940 by reason of ownership of 5% or more of its outstanding voting securities. There were no transactions in securities of this affiliate during the year ended December 31, 2003.

See notes to financial statements.

                             MAJOR PORTFOLIO CHANGES
                                   (UNAUDITED)
                         Quarter Ended December 31, 2003

                                                                                         SHARES OR
                                                                                        FACE AMOUNT
                                                                                    -------------------
NET PURCHASES

COMMON STOCKS
Advanced Fibre Communications, Inc.                                                        220,000 shs.
Cognex Corporation                                                                          45,400 shs.
Health Management Associates, Inc. (1)                                                     195,000 shs.
Lincare Holdings Inc.                                                                       19,000 shs.
Noble Corporation                                                                           20,000 shs.
Renal Care Group, Inc.                                                                      50,000 shs.
Tidewater Inc.                                                                              83,700 shs.

PREFERRED STOCK
ProLogis Trust (Series G)                                                                   80,000 shs.

NON-CONVERTIBLE SECURITIES
Vicar Operating Inc. -- 9.875% 2009 (1)                                             $    3,000,000
Windmere Durable Holdings Inc. -- 10% 2008 (1)                                      $    2,000,000

NET SALES

COMMON STOCKS
HON INDUSTRIES Inc.                                                                         28,600 shs.
OM Group, Inc. (2)                                                                         300,000 shs.
Pathmark Stores, Inc., Warrants (2)                                                         80,898 shs.
SanDisk Corporation                                                                        125,000 shs.

PREFERRED STOCK
ProLogis (Series D)                                                                         40,000 shs.

CONVERTIBLE SECURITIES
Checkpoint Systems, Inc. -- 5.25% 2005                                              $    1,226,000
MascoTech, Inc. -- 4.5% 2003 (2)                                                    $    4,200,000
Reptron Electronics, Inc. -- 6.75% 2004 (2)                                         $    5,980,000

(1) Indicates new commitment to portfolio
(2) Indicates elimination from portfolio

                         FEDERAL INCOME TAX INFORMATION

                                   (UNAUDITED)

                                  CALENDAR 2003

CASH DIVIDENDS AND DISTRIBUTIONS:

                                                            (1)          (2)
                                             AMOUNT      ORDINARY      LONG-TERM
                                              PAID        INCOME     CAPITAL GAIN
          DATE PAID                         PER SHARE   DIVIDENDS    DISTRIBUTIONS
          ---------                         ---------   ---------    -------------
          PREFERRED STOCK:
          03/15/2003                       $     0.60   $     0.60            --
          06/15/2003                             0.60         0.60            --
          09/15/2003                             0.60         0.60            --
          12/15/2003                             0.60         0.60            --
                                           ----------   ----------    ----------
                TOTAL                      $     2.40   $     2.40            --
                                           ==========   ==========    ==========
          COMMON STOCK:
          03/15/2003                       $    0.875   $   0.0458    $   0.8292
          06/15/2003                            0.875       0.0458        0.8292
          09/15/2003                            0.875       0.0458        0.8292
          12/15/2003                            0.875       0.0458        0.8292
                                           ----------   ----------    ----------
                TOTAL                      $    3.500   $   0.1832    $   3.3168
                                           ==========   ==========    ==========

   The amount in column (1) is to be included as dividend income on your tax return and 27.7% of this amount is Qualified Dividend Income and qualifies for the 5% and 15% capital gains rates.

   In accordance with the provisions of the Internal Revenue Code, the amounts in column (2) are long-term capital gain distributions, and 99.2% resulted from gains realized after May 5, 2003, and qualifies for the 5% and 15% capital gains rates.

   A Form 1099 has been mailed to all shareholders of record on dividend record dates setting forth the specific amounts to be included in their 2003 tax returns. For corporate shareholders, 27.7% of the amount in column (1) qualifies for the 70% corporate dividends received deduction. Source Capital did not elect to retain any undistributed long-term capital gains for the year ended December 31, 2003. Therefore, Common shareholders will not receive a Form 2439 for 2003.

NOTICE TO DIVIDEND REINVESTMENT PLAN PARTICIPANTS:

   The information above shows the cash distributions paid by Source Capital during 2003. When additional shares are issued by Source Capital under the Automatic Reinvestment Plan at a discount from the market price, a participant in the Plan is treated for federal income tax purposes as having received a taxable distribution equal to the market value of the shares purchased. In effect, the discount from market price at which shares are purchased is added to the amount of the cash distribution to determine the total value of the taxable distribution. Such value also becomes the participant's tax basis for the shares purchased under the Plan.

   The distributions paid during the year were reinvested at a discount from the market price, and the additional taxable amount of these distributions for each Common share purchased is as follows: March 15, 2003, $2.0720 per share; June 15, 2003, $2.6030 per share; September 15, 2003, $2.8315 per share; December 15,
2003, $2.9750 per share.

STATE TAX INFORMATION:

   None of the amounts reported were derived from U.S. Treasury Securities.

   Certain states have reduced tax rates for capital gains attributed to securities that meet certain holding periods. The following percentages should be applied to the amounts in column (2): 24.2% of these gains were derived from assets held 1-2 years, 57.3% 2-3 years, 4.5% 3-4 years, and 14.0% 4-5 years. None of the gains were derived from assets held more than 5 years.

                       STATEMENT OF ASSETS AND LIABILITIES

                                                                                  DECEMBER 31, 2003
                                                                           -------------------------------
ASSETS
  Investments at value:
    Investment securities -- at market value
      (cost $317,717,483) -- Note A                                        $  477,427,206
    Short-term investments -- at cost plus interest earned
      (maturities 60 days or less) -- Note A                                   43,508,675   $  520,935,881
                                                                           --------------
  Cash                                                                                                 107

  Receivable for:
    Accrued interest                                                       $      634,366
    Dividends                                                                     226,264          860,630
                                                                           --------------   --------------
                                                                                            $  521,796,618
LIABILITIES
  Payable for:
    Advisory fees                                                          $      299,632
    Accrued dividends -- Preferred Stock                                          196,921
    Accrued expenses                                                               51,339          547,892
                                                                           --------------   --------------
TOTAL NET ASSETS -- December 31, 2003                                                       $  521,248,726
                                                                                            ==============

  Assets applicable to Preferred Stock at a liquidation
    preference of $27.50 per share (asset coverage
    963%) -- Note B                                                                         $   54,153,330
                                                                                            ==============

  Net assets applicable to Common Stock -- $56.62 per share                                 $  467,095,396
                                                                                            ==============

SUMMARY OF SHAREHOLDERS' EQUITY
  $2.40 Cumulative Preferred Stock -- par value $3 per share;
    authorized 3,000,000 shares; outstanding 1,969,212
    shares -- Note B                                                                        $    5,907,636
  Common Stock -- par value $1 per share; authorized 12,000,000 shares;
    outstanding 8,249,199 shares -- Note B                                                       8,249,199
  Additional Paid-in Capital                                                                   341,254,627
  Undistributed net realized gain on investments                                                 6,127,541
  Unrealized appreciation of investments                                                       159,709,723
                                                                                            --------------
TOTAL NET ASSETS -- December 31, 2003                                                       $  521,248,726
                                                                                            ==============

See notes to financial statements.

                             STATEMENT OF OPERATIONS

                                                                              FOR THE YEAR ENDED DECEMBER 31,
                                                           -----------------------------------------------------------------
                                                                         2003                              2002
                                                           -------------------------------   -------------------------------
INVESTMENT INCOME
  Income:
    Interest                                                                $    3,729,915                    $    3,916,350
    Dividends (including $430,323 from securities of
      affiliates during the year ended December 31, 2002)                        3,517,720                         3,987,321
                                                                            --------------                    --------------
                                                                            $    7,247,635                    $    7,903,671

  Expenses -- Note C:
    Advisory fees                                          $    3,089,995                    $    3,135,862
    Transfer agent fees and expenses                              288,755                           290,891
    Reports to shareholders                                       175,557                           167,874
    Directors' fees and expenses                                  104,472                           100,025
    Taxes, other than federal income tax                           75,825                            65,820
    Custodian fees and expenses                                    48,071                            48,597
    Legal and auditing fees                                        33,822                            42,503
    Registration and filing fees                                   32,432                            27,374
    Other expenses                                                 50,226        3,899,155           63,264        3,942,210
                                                           --------------   --------------   --------------   --------------
        Net investment income -- Note A                                     $    3,348,480                    $    3,961,461
                                                                            --------------                    --------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
  Net realized gain on investments:
    Proceeds from sale of investment securities
      (excluding short-term corporate notes with
      maturities 60 days or less)                          $  140,866,163                    $   83,883,772
    Cost of investment securities sold                        105,352,982                        61,837,213
                                                           --------------                    --------------
      Net realized gain on investments -- Notes A and D                     $   35,513,181                    $   22,046,559
  Unrealized appreciation of investments:
    Unrealized appreciation at beginning of year           $   44,501,199                    $  139,213,689
    Unrealized appreciation at end of year                    159,709,723                        44,501,199
                                                           --------------                    --------------
      Increase (decrease) in unrealized appreciation of
        investments                                                            115,208,524                       (94,712,490)
                                                                            --------------                    --------------
        Net realized and unrealized gain (loss) on
          investments                                                       $  150,721,705                    $  (72,665,931)
                                                                            --------------                    --------------

NET INCREASE (DECREASE) IN TOTAL NET
  ASSETS RESULTING FROM OPERATIONS                                          $  154,070,185                    $  (68,704,470)
                                                                            ==============                    ==============

See notes to financial statements.

                    STATEMENT OF CHANGES IN TOTAL NET ASSETS

                                                                              FOR THE YEAR ENDED DECEMBER 31,
                                                           -----------------------------------------------------------------
                                                                         2003                              2002
                                                           -------------------------------   -------------------------------

INCREASE (DECREASE) IN TOTAL NET
  ASSETS
Operations:
  Net investment income                                    $    3,348,480                    $    3,961,461
  Net realized gain on investments
    -- Notes A and D                                           35,513,181                        22,046,559
  Increase (decrease) in unrealized appreciation of
    investments                                               115,208,524                       (94,712,490)
                                                           --------------                    --------------

Increase (decrease) in total net assets resulting
  from operations                                                           $  154,070,185                    $  (68,704,470)
Distributions to Preferred shareholders:
  From net investment income                               $   (4,171,681)                   $   (3,915,783)
  From net realized capital gains                                (554,427)      (4,726,108)        (810,326)      (4,726,109)
                                                           --------------                    --------------
Distributions to Common shareholders from net realized
  capital gains                                                                (28,645,415)                      (37,079,161)
Proceeds from shares issued for distributions
  reinvested by shareholders -- Note B                                           5,374,229                         6,960,000
                                                                            --------------                    --------------
Increase (decrease) in total net assets                                     $  126,072,891                    $ (103,549,740)

TOTAL NET ASSETS
Beginning of year, including
  undistributed net investment income
  of $823,201 and $777,523                                                     395,175,835                       498,725,575
                                                                            --------------                    --------------
End of year, including
  undistributed net investment income
  of $823,201 at December 31, 2002                                          $  521,248,726                    $  395,175,835
                                                                            ==============                    ==============

See notes to financial statements.

                        NOTICE OF SOURCE OF DISTRIBUTIONS
                               (Common Stock Only)

   Since the sources from which distributions are paid cannot be determined until the end of each fiscal year, the following information amends the statements forwarded to Common shareholders with each distribution.

                                          SOURCE OF DISTRIBUTIONS
                                         -------------------------
                                AMOUNT      NET
                                 PAID    INVESTMENT   NET REALIZED
           DATE PAID          PER SHARE    INCOME    CAPITAL GAINS
     ----------------------   ---------  ----------  -------------
           3/15/2003          $   0.875      --         $  0.875
           6/15/2003              0.875      --            0.875
           9/15/2003              0.875      --            0.875
           12/15/2003             0.875      --            0.875
                              ---------  ----------     --------
                              $   3.500      --         $  3.500
                              =========  ==========     ========

   The source of distributions for financial reporting purposes differs from federal income tax reporting. See page 9 for federal income tax information.

                              FINANCIAL HIGHLIGHTS

   Selected data for a share of Common Stock outstanding throughout each year

                                                                               YEAR ENDED DECEMBER 31,
                                                     ---------------------------------------------------------------------------
                                                         2003            2002            2001            2000            1999
                                                     -----------     -----------     -----------     -----------     -----------
Common Stock:
Per share operating performance:
Net asset value at beginning of year                 $     41.90     $     55.45     $     48.62     $     50.70     $     48.23
                                                     -----------     -----------     -----------     -----------     -----------

Income from investment operations:
  Net investment income                              $      0.41     $      0.49     $      0.54     $      0.70     $      0.67
  Net realized and unrealized gain (loss)
     on investment securities                              18.36           (8.97)          11.40            4.20           10.27
                                                     -----------     -----------     -----------     -----------     -----------

    Total from investment operations                 $     18.77     $     (8.48)    $     11.94     $      4.90     $     10.94
                                                     -----------     -----------     -----------     -----------     -----------

Distributions to Preferred shareholders:
  From net investment income                         $     (0.51)    $     (0.49)    $     (0.59)    $     (0.61)    $     (0.62)
  From net realized capital gains                          (0.06)          (0.10)             --              --              --
Distributions to Common shareholders:
  From net investment income                                  --              --           (0.30)             --           (0.09)
  From net realized gains                                  (3.50)          (4.60)          (4.30)          (6.41)          (7.77)
                                                     -----------     -----------     -----------     -----------     -----------

    Total distributions                              $     (4.07)    $     (5.19)    $     (5.19)    $     (7.02)    $     (8.48)
                                                     -----------     -----------     -----------     -----------     -----------

Effect of shares issued for distributions
  reinvested by shareholders                         $      0.02     $      0.12     $      0.08     $      0.04     $      0.01
                                                     -----------     -----------     -----------     -----------     -----------

Net asset value at end of year                       $     56.62     $     41.90     $     55.45     $     48.62     $     50.70
                                                     ===========     ===========     ===========     ===========     ===========

Per share market value at end of year                $     59.38     $     52.85     $     61.02     $     52.69     $     48.25
Total investment return(1)                                  20.6%           (6.2)%          26.0%           24.1%           15.2%
Net asset value total return(2)                             45.7%          (17.1)%          24.7%            9.6%           23.1%
Ratios/supplemental data:
  Net assets at end of year (in thousands)           $   521,249     $   395,176     $   498,726     $   437,611     $   444,388
  Ratios based on average net assets applicable to
     Common Stock:
     Expenses                                               0.99%           0.99%           0.97%           1.00%           1.00%
     Net Income                                             0.85%           0.99%           1.07%           1.46%           1.39%
  Ratios based on average net assets:
     Expenses                                               0.87%           0.87%           0.85%           0.87%           0.87%
     Net Income                                             0.75%           0.87%           0.95%           1.28%           1.21%
  Portfolio turnover rate                                  18.43%          16.62%          25.13%          18.55%          23.51%

Preferred Stock:
Total shares outstanding(3)                            1,969,212       1,969,212       1,969,212       1,969,212       1,969,212
Asset coverage per share(3)                          $    264.70     $    200.68     $    253.26     $    222.23     $    225.67
Involuntary liquidation preference per share         $     27.50     $     27.50     $     27.50     $     27.50     $     27.50
Average market value per share(4)                    $     31.87     $     31.15     $     30.05     $     27.87     $     28.54

(1)  Based on market value per share, adjusted for reinvestment of distributions
(2) Based on net asset value per share, adjusted for reinvestment of distributions
(3)  Information shown as of the end of the year
(4)  The average of all month-end market values during each year

See notes to financial statements.

                          NOTES TO FINANCIAL STATEMENTS

NOTE A--SIGNIFICANT ACCOUNTING POLICIES

     Source Capital, Inc. (the "Company"), is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. The investment objective of the Company is to seek maximum total return for Common shareholders from both capital appreciation and investment income to the extent consistent with protection of invested capital and provision of sufficient income to meet the dividend requirements of Preferred shareholders. The significant accounting policies followed by the Company in the preparation of its financial statements include the following:

     1. SECURITIES VALUATION--Securities, including any outstanding written call options, listed or traded on a national securities exchange are value at the last sale price. Securities traded on the NASDAQ National Market System are valued at the NASDAQ official Closing Price. If there was not a sale that day securities are valued at the mean between the most recent bid and asked prices. Securities that are unlisted and debt and convertible securities listed on a national securities exchange for which the over-the-counter market more accurately reflects the securities' value in the judgment of the Company's officers, are valued at the mean between the most recent bid and asked prices or other ascertainable market value. Short-term corporate notes with maturities of 60 days or less are valued at cost plus interest earned, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by, or under the direction of, the Board of Directors.

     2. FEDERAL INCOME TAX--No provision for federal taxes on net investment income is considered necessary because the Company has elected to be taxed as a "regulated investment company" under the Internal Revenue Code. The Company intends to maintain this qualification and to distribute each year all of its taxable net investment income and taxable net realized gain on investments to shareholders in accordance with the minimum distribution requirements of the Code.

     3. USE OF ESTIMATES--The preparation of the financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from those estimates.

     4. OTHER--Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income is recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis. Dividends payable by the Company on the Preferred Stock are recorded on an accrual basis, and distributions payable on the Common Stock are recorded on the ex-dividend date. The ratios of expenses and net income to average net assets do not reflect the effect of dividend payments to Preferred shareholders.

NOTE B--CAPITAL STOCK

     The Preferred Stock is entitled in liquidation to $27.50 per share plus accrued dividends and may be called for redemption, at the discretion of the Company, at $27.50 per share plus accrued dividends. Dividends may not be declared on the Common Stock if Preferred dividends are in arrears or if the Preferred Stock would not thereafter have an asset coverage of 200% or more.

     During the years ended December 31, 2003, and 2002, the Company issued 109,926 and 122,085 shares of Common Stock, respectively, under its Reinvestment Plan for Common and Preferred shareholders.

NOTE C--ADVISORY FEES AND OTHER AFFILIATED TRANSACTIONS

     Pursuant to an investment advisory agreement, the Company pays First Pacific Advisors, Inc. ("Investment Adviser"), monthly investment advisory fees calculated at an annual rate of 0.725% for the first $100 million of total net assets, 0.700% for the next $100 million of total net assets, and 0.675% for any total net assets in excess of $200 million. The Agreement obligates the Investment Adviser to reduce its fee to the extent necessary to reimburse the Company for any annual expenses (exclusive of interest, taxes, the cost of any supplementary statistical and research information, legal expenses related to portfolio securities, and extraordinary expenses such as litigation) in excess of 1 1/2% of the first $30 million and 1% of the remaining average total net assets of the Company for the year.

     For the years ended December 31, 2003, and 2002, the Company paid aggregate fees of $102,500 and $99,500, respectively, to all Directors who are not affiliated persons of the Investment Adviser. During the years ended December 31, 2003, and 2002, the Company incurred legal fees of $1,822 and $9,903, respectively, payable to O'Melveny & Myers LLP, counsel for the Company. A Director of the Company is of counsel to, and a retired partner of, that firm.

NOTE D--PURCHASES, SALES AND TAX DIFFERENCES

     The cost of purchases of investment securities (excluding short-term corporate notes with maturities of 60 days or less) aggregated $77,307,557 and $74,381,488 for the years ended December 31, 2003, and 2002, respectively. Realized gains and losses are based on the specific-certificate identification method.

     All of the amounts reported in the financial statements at December 31, 2003, were the same for federal income tax and financial reporting purposes. A permanent difference of $282,854 as of December 31, 2003, was reclassified from Undistributed Net Realized Gain on Investments to Additional Paid-in Capital. The permanent difference related to the accounting for market discount on Common Shares issued under the Dividend Reinvestment Plan, which differs between income tax regulations and accounting principles generally accepted in the United States of America. Gross unrealized appreciation and depreciation for all investments at December 31, 2003, for federal income tax and financial reporting purposes was $169,949,143 and $10,239,420 respectively.

                          INDEPENDENT AUDITORS' REPORT

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF SOURCE CAPITAL, INC.

   We have audited the accompanying statement of assets and liabilities of Source Capital, Inc. (the "Company"), including the portfolio of investments, as of December 31, 2003, and the related statements of operations, changes in total net assets and financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of Source Capital, Inc. for each of the three years in the period ended December 31, 2001 were audited by other auditors whose report, dated February 1, 2002, expressed an unqualified opinion on those financial highlights.

   We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Source Capital, Inc. as of December 31, 2003, the results of its operations, changes in net assets and financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Los Angeles, California
January 30, 2004

                             DIRECTORS AND OFFICERS
                                   (UNAUDITED)

                                                                                                        NUMBER OF
                                                                                                      PORTFOLIOS IN
                                               TERM OF OFFICE AND                                      FUND COMPLEX
          NAME,AGE &             POSITION(S)       LENGTH OF             PRINCIPAL OCCUPATION(S)       OVERSEEN BY        OTHER
           ADDRESS              WITH COMPANY     TIME SERVICED           DURING THE PAST 5 YEARS         DIRECTOR     DIRECTORSHIPS
           -------              ------------     -------------           -----------------------         --------     -------------
Willard H. Altman, Jr. - (68)*  Director      Term: 1 Year           Retired. Formerly, until 1995,         6
11400 W. Olympic Blvd.                        Time Served: 6 Years   Partner of Ernst & Young LLP a
Suite 1200                                                           public accounting firm.
Los Angeles, CA 90064

Wesley E. Bellwood - (80)*      Director      Term: 1 Year           Retired. Formerly, until 1999,         1
11400 W. Olympic Blvd.                        Time Served: 24 Years  Chairman Emeritus and director
Suite 1200                                                           of Wynn's International, Inc.
Los Angeles, CA 90064

David Rees - (80)*              Director      Term: 1 Year           Private investor. Formerly             1        International
11400 W. Olympic Blvd.                        Time Served: 36 Years  President and Chief Executive                   Institute of
Suite 1200                                                           Officer of the International                    Los Angeles
Los Angeles, CA 90064                                                Institute of Los Angeles.
                                                                     Formerly, until 1995, the
                                                                     Senior Editor of Los Angeles
                                                                     Business Journal.

Paul G. Schloemer - (75)*       Director      Term: 1 Year           Retired President and Chief            1
11400 W. Olympic Blvd.                        Time Served: 5 Years   Executive Officer (1984-1993)
Suite 1200                                                           of Parker Hannifin
Los Angeles, CA 90064                                                Corporation.

Lawrence J. Sheehan - (71)      Director      Term: 1 Year           Of counsel to, and partner             5
11400 W. Olympic Blvd.                        Time Served: 13 Years  (1969 to 1994) of, the firm of
Suite 1200                                                           O'Melveny & Myers LLP, legal
Los Angeles, CA 90064                                                counsel to the Company.

Eric S. Ende - (59)             Director,     Term: 1 Year           Senior Vice President of the           3
11400 W. Olympic Blvd.          President &   Time Served: 4 Years   Adviser.
Suite 1200                      Chief
Los Angeles, CA 90064           Investment
                                Officer

Steven R. Geist - (50)          Senior Vice   Time Served: 8 Years   Vice President of the Adviser.
11400 W. Olympic Blvd.          President &
Suite 1200                      Fixed-Income
Los Angeles, CA 90064           Manager

J. Richard Atwood - (43)        Treasurer     Time Served: 7 Years   Principal and Chief Operating                   First Pacific
11400 W. Olympic Blvd.                                               Officer of the Adviser.                         Advisors, Inc.,
Suite 1200                                                           President of FPA Fund                           and FPA Fund
Los Angeles, CA 90064                                                Distributors, Inc.                              Distributors,
                                                                                                                     Inc.

Sherry Sasaki - (49)            Secretary     Time Served: 22 Years  Assistant Vice President and
11400 W. Olympic Blvd.                                               Secretary of the Adviser and
Suite 1200                                                           of FPA Fund Distributors, Inc.
Los Angeles, CA 90064

Christopher H. Thomas - (46)    Assistant     Time Served: 9 Years   Vice President and Controller                   FPA Fund
11400 W. Olympic Blvd.          Treasurer                            of the Adviser and of FPA Fund                  Distributors,
Suite 1200                                                           Distributors, Inc.                              Inc.
Los Angeles, CA 90064

*    Audit committee member

                              SOURCE CAPITAL, INC.

INVESTMENT ADVISER

First Pacific Advisors, Inc.
11400 West Olympic Blvd., Suite 1200
Los Angeles, California 90064-1550
(800) 982-4372 or (310) 473-0225

CUSTODIAN
State Street Bank and Trust Company
Boston, Massachusetts

COUNSEL
O'Melveny & Myers LLP
Los Angeles, California

INDEPENDENT AUDITORS
Deloitte & Touche LLP
Los Angeles, California

TRANSFER AND SHAREHOLDER SERVICE AGENT
Mellon Investor Services LLC
85 Challenger Road
Overpeck Centre
Ridgefield Park, NJ 07660
(800) 279-1241 or (201) 329-8660

REGISTRAR
Mellon Investor Services LLC
Ridgefield Park, New Jersey

STOCK EXCHANGE LISTING
New York Stock Exchange:
Symbols:   SOR    Common Stock
           SOR+   Preferred Stock


                           DIVIDEND REINVESTMENT PLAN

   Holders of record (other than brokers or nominees of banks and other financial institutions) of Common and Preferred Stock are eligible to participate in the Dividend Reinvestment Plan ("Plan"), pursuant to which distributions to shareholders are paid in or reinvested in shares of Common Stock of the Company ("Dividend Shares"). Mellon Bank, N.A. ("Agent") c/o Mellon Investor Services LLC, Investment Services, P.O. Box 3338, South Hackensack, New Jersey 07606-1938, acts as agent for participants under the Plan.

   A shareholder may join the Plan by signing and returning an authorization form that may be obtained from the Agent. A shareholder may elect to withdraw from the Plan at any time by written notice to the Agent and thereby elect to receive cash in lieu of Dividend Shares. There is no penalty for withdrawal from the Plan, and shareholders who have previously withdrawn from the Plan may rejoin at any time. The Company reserves the right to amend or terminate the Plan.

   Purchases of the Company's shares are made by the Agent, on behalf of the participants in the Plan, promptly after receipt of funds, and in no event later than 30 days from such receipt except when restricted under applicable federal securities laws. The Agent purchases outstanding shares in the market when the price plus estimated commissions of the Company's Common Stock on the NYSE is lower than the Company's most recently calculated net asset value per share. To the extent that outstanding shares are not available at a cost of less than per share net asset value, the Agent, on behalf of the participants in the Plan, accepts payment of the dividend, or the remaining portion thereof, in authorized but unissued shares of Common Stock of the Company on the payment date. Such shares are issued at a per share price equal to the higher of (1) the net asset value per share on the payment date, or (2) 95% of the closing market price per share on the payment date. There are no brokerage charges with respect to shares issued directly by the Company to satisfy the dividend reinvestment requirements. However, each participant pays a pro rata share of brokerage commissions incurred with respect to the Agent's open market purchases of shares. In each case, the cost per share of shares purchased for each shareholder's account is the average cost, including brokerage commissions, of any shares purchased in the open market plus the cost of any shares issued by the Company.

   For Federal income tax purposes, shareholders who reinvest distributions are treated as receiving distributions in an amount equal to the fair market value, determined as of the payment date, of the shares received if the shares are purchased from the Company. Such value may exceed the amount of the cash distribution that would have been paid. If outstanding shares are purchased in the open market, the taxable distribution equals the cash distribution that would have been paid. In either event, the cost basis in the shares received equals the amount recognized as a taxable distribution.

   In the case of foreign participants whose dividends are subject to United States income tax withholding and in the case of any participants subject to 31% federal backup withholding, the Agent will reinvest dividends after deduction of the amount required to be withheld.

   All record holders of Common Stock are also offered the opportunity, on a voluntary basis, to send in cash payments of not less than $100 each up to a total of $7,500 per month to purchase additional shares of the Common Stock of the Company through participation in the Cash Investment Plan ("Cash Plan"). Under the Cash Plan, shares are purchased in the market and no shares are issued by the Company. A brochure describing the terms and conditions of the Cash Plan, including fees and expenses, is available from the Agent.

SOURCE CAPITAL, INC.

11400 West Olympic Boulevard, Suite 1200
Los Angeles, California 90064-1550

Item 2. (a) The registrant has adopted a code of ethics that applies to the registrant's senior executive and financial officers. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

          (b) During the period covered by this report, there were not any amendments to the provisions of the code of ethics adopted in 2(a) above.

          (c) During the period covered by this report, there were not any implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a).

Item 3. The registrant's board of directors has determined that Willard H. Altman, Jr., a member of the registrant's audit committee and board of directors, is an "audit committee financial expert" and is "independent," as those terms are defined in this Item. This designation will not increase the designee's duties, obligations or liability as compared to his duties, obligations and liability as a member of the audit committee and of the board of directors.

Item 4.   Principal Accountant Fees and Services.

                                           2002         2003
          (a)     Audit Fees               $ 29,400     $ 27,000
          (b)     Audit Related Fees            -0-          -0-
          (c)     Tax Fees                 $  3,200     $  5,000
          (d)     All Other Fees                -0-          -0-

(e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X. The audit committee shall pre-approve all audit and permissible non-audit services that the committee considers compatible with maintaining the independent auditors' independence. The pre-approval requirement will extend to all non-audit services provided to the registrant, the adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant; provided, however, that an engagement of the registrant's independent auditors to perform attest services for the registrant, the adviser or its affiliates required by generally accepted auditing standards to complete the examination of the registrant's financial statements (such as an examination conducted in accordance with Statement on Auditing Standards Number 70 issued by the American Institute of Certified Public Accountants), will be deemed pre-approved if: (i) the registrant's independent auditors inform the audit committee of the engagement, (ii) the registrant's independent auditors advise the audit committee at least annually that the performance of this engagement will not impair the independent auditor's independence with respect to the registrant, and (iii) the audit committee receives a copy of the independent auditor's report prepared in connection with such services. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting.

(2)     Disclose the percentage of services described in each of paragraphs
        (b) - (d) of this Item that were approved by the audit committee pursuant to paragraph (c) (7)(i)(C) of Rule 2-01 of Regulation S-X. 100% of the services provided to the registrant described in paragraphs (b) -
        (d) of this Item were pre-approved by the audit committee pursuant to paragraphs (e)(1) of this Item. There were no services provided to the investment adviser or any entity controlling, controlled by or under common control with the adviser described in paragraphs (b) - (d) of this Item that were required to be pre-approved by the audit committee.

(f) If greater than 50%, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees. All services performed on the engagement to audit the registrant's financial statements for the most recent fiscal year end were performed by the principal accountant's full-time, permanent employees.

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant. None

(h) Disclose whether the registrant's audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence. N/A


Item 5. Audit Committee of Listed Registrants. N/A. Item is only applicable for annual reports for the year ending on or after January 15, 2004.

Item 6.   Reserved.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. The board of directors has delegated to First Pacific Advisors, Inc. ("Adviser"), the registrant's investment adviser, the responsibility to vote proxies relating to portfolio securities held by the registrant. The Adviser is the investment adviser to mutual funds and separately managed accounts. As such, the Adviser has been delegated the authority to vote proxies with respect to the investments held in its client accounts, unless the client has specifically retained such authority in writing. It is the Adviser's duty to vote proxies in the best interests of clients in a timely and responsive manner. In deciding to delegate this responsibility to the Adviser, the board of directors reviewed and approved the policies and procedures that the Adviser follows and procedures followed if a vote presents a conflict between the interests of the registrant and its shareholders and the Adviser, and its other clients.

POLICY

First Pacific Advisors, Inc. ("Adviser") acts as discretionary investment adviser for various clients, including SEC-registered closed-end and open-end investment companies ("RIC clients") and separately managed accounts (including those governed under the laws and provisions of ERISA) (collectively referred to as client or clients). The Adviser is authorized to vote proxies on behalf of its clients, unless a client specifically retains or delegates this authority to another party, in writing. The Adviser will vote all proxies in a timely manner as part of its full discretionary authority over client assets in accordance with these Policies and Procedures.

When voting proxies for clients, the Adviser's utmost concern is that all decisions be made solely in the best interest of the client (and for ERISA accounts, plan beneficiaries and participants, in accordance with the letter and spirit of ERISA). The Adviser will act in a prudent and diligent manner intended to enhance the value of the assets of the client's account.

PURPOSE

The purpose of these Policies and Procedures is to enable the Adviser to comply with its fiduciary responsibilities to clients and the requirements under the Investment Advisers Act of 1940, as amended ("Advisers Act"), and the Investment Company Act of 1940, as amended ("1940 Act"). These Policies and Procedures also reflect the fiduciary standards and responsibilities set forth by the Department of Labor for ERISA accounts.

PROCEDURES

The Adviser is ultimately responsible for ensuring that all proxies received by the Adviser are voted in a timely manner and in a manner consistent with the Adviser's determination of the client's best interests. Although many proxy proposals can be voted in accordance with the Adviser's guidelines (see "Guidelines" below), the Adviser recognizes that some proposals require special consideration which may dictate that the Adviser make an exception to the Guidelines.

CONFLICTS OF INTEREST

Where a proxy proposal raises a material conflict between the Adviser's interests and a client's interest, the Adviser will resolve such a conflict in the manner described below:

     VOTE IN ACCORDANCE WITH THE GUIDELINES. To the extent that the Adviser has little or no discretion to deviate from the Guidelines with respect to the proposal in question, the Adviser shall vote in accordance with such pre-determined voting policy.

     OBTAIN CONSENT OF CLIENTS. To the extent that the Adviser has discretion to deviate from the Guidelines with respect to the proposal in question, the Adviser will disclose the conflict to the relevant clients and obtain their consent to the proposed vote prior to voting the securities. The disclosure to the client will include sufficient detail regarding the matter to be voted on and the nature of the Adviser's conflict that the client would be able to make an informed decision regarding the vote. If a client does not respond to such a conflict disclosure request or denies the request, the Adviser will abstain from voting the securities held by that client's account.

     CLIENT DIRECTIVE TO USE AN INDEPENDENT THIRD PARTY. Alternatively, a client may, in writing, specifically direct the Adviser to forward all proxy matters in which the Adviser has a conflict of interest regarding the client's securities to an identified independent third party for review and recommendation. Where such independent third party's recommendations are received on a timely basis, the Adviser will vote all such proxies in accordance with such third party's recommendation. If the third party's recommendations are not timely received, the Adviser will abstain from voting the securities held by that client's account.

The Adviser will review the proxy proposal for conflicts of interest as part of the overall vote review process. All material conflicts of interest so identified by the Adviser will be addressed as above. Matters to be reviewed include: (i) whether the issuer of the portfolio security to be voted, or an affiliate or employee group of the issuer, is a client of the Adviser; (ii) whether the Adviser has made or is actively considering a business proposal to provide services to the issuer or an affiliate or employee group of the issuer;
(iii) whether the Adviser has any other material business relationship with the issuer or an affiliate of the issuer; (iv) whether an officer or director of the Adviser or the portfolio manager responsible for recommending the proxy vote is a close relative or has a personal or business relationship with an executive, director or director candidate of the issuer or is a participant in a proxy contest; and (v) whether there is any other business or personal relationship where the portfolio manager has a personal interest in the outcome of the matter to be voted upon.

LIMITATIONS

In certain circumstances where the Adviser has determined that it is in the client's best interest, the Adviser will not vote proxies received. The following are some, but not all, circumstances where the Adviser will limit its role in voting proxies:

     CLIENT MAINTAINS PROXY VOTING AUTHORITY. Where the client has instructed the Adviser in writing, the Adviser will not vote the securities and will direct the relevant custodian to send the proxy material directly to the client. If any proxy material is received by the Adviser, it will promptly be forwarded to the client or a specified third party.

     TERMINATED ACCOUNT. Once a client account has been terminated with the Adviser in accordance with the investment advisory agreement, the Adviser may refrain from voting any proxies received after the termination. However, the client may specify in writing who the proxies shall be forwarded to.

     SECURITIES NO LONGER HELD. The Adviser may refrain from voting proxies received for securities which are no longer held by the client's account.

     SECURITIES LENDING PROGRAMS. When securities are out on loan, they are transferred into the borrower's name and are voted by the borrower, in its discretion. However, where the Adviser determines that a proxy vote is materially important to the client's account, the Adviser may recall the security for purposes of voting.

PROCEDURES FOR VOTING

Proxies and annual or other reports received by the Adviser for issuers in clients' accounts under management are promptly forwarded to the appropriate portfolio manager, who votes the proxy and returns it to the operations department to process the votes.

     WHEN VOTING TELEPHONICALLY. The telephone number on the proxy is called and voted, verification of the vote is made after all proposals have been voted, the date of the telephone call is noted on the proxy and filed in the account's file. Note of the date of the telephone call is also made on the cross-reference report and filed alphabetically in a binder by issuer.

     WHEN VOTING MANUALLY. Sign and date after manually checking each proposal being voted and send through the regular postal service. A copy of the proxy is filed in the account's file. Note of the date of mailing is also made on the cross reference report and filed alphabetically in a binder by issuer.

     WHEN VOTING ELECTRONICALLY. Go online and vote each proxy as designated. A confirmation is then returned through e-mail. These confirmations are printed and are then filed with the proxy in the account's file. Note of the date of voting is also made on the cross reference report and filed alphabetically in a binder by issuer.

If there is a disagreement as to how a proxy is to be voted, it is the responsibility of the portfolio managers of the Adviser to discuss and substantiate their voting. See Guidelines below for further explanation of standard voting procedures.

RECORD KEEPING

In accordance with the Rules under the Advisers Act, the Adviser will maintain for the time periods set forth in the Rules the following information:

1.   these proxy voting policies and procedures, and all amendments thereto;
2. all proxy statements received regarding client securities (provided however, that the Adviser may rely on the proxy statement filed on EDGAR as its records);
3.   a record of all votes cast on behalf of clients;
4.   records of all client requests for proxy voting information;
5. any documents prepared by the Adviser that were material in making a decision and/or used as the basis for the decision; and

6. all records relating to requests made to clients regarding conflicts of interest in voting the proxy. These requests will be kept in the client proxy file.

The Adviser will disclose its proxy voting policies and procedures and will inform clients how they may obtain information on how the Adviser voted proxies with respect to the clients' portfolio securities. Clients may obtain information on how their securities were voted or a copy of the Adviser's Policies and Procedures by written request addressed to the Adviser. The Adviser will prepare all the information required to be filed by its RIC clients on Form N-PX with the Securities and Exchange Commission.

GUIDELINES

Each proxy issue will be considered individually. The following guidelines are a partial list to be used in voting proposals contained the proxy statements, but will not be used as rigid rules.

1.    Issues regarding the issuer's Board entrenchment and anti-takeover            Oppose
      measures such as the following:

   1. Proposals to stagger board members' terms;
   2. Proposals to limit the ability of shareholders to call special meetings;
   3. Proposals to require super majority votes;
   4. Proposals requesting excessive increases in authorized common or preferred shares where management provides no explanation for the use or need of these additional shares;
   5. Proposals regarding "fair price" provisions;
   6. Proposals regarding "poison pill" provisions; and
   7. Permitting "green mail."

2.    Providing cumulative voting rights                                            Oppose

3.    "Social issues," unless specific client guidelines supersede                  Oppose

4.    Election of directors recommended by management, except if there is           Approve
      a proxy fight

5.    Election of independent auditors recommended by management, unless            Approve
      seeking to replace if there exists a dispute over policies

6.    Date and place of annual meeting                                              Approve

7.    Limitation on charitable contributions or fees paid to lawyers                Approve

8.    Ratification of directors' actions on routine matters since previous          Approve

      annual meeting

9.    Confidential voting                                                           Approve

   Confidential voting is most often proposed by shareholders as a means of eliminating undue management pressure on shareholders regarding their vote on proxy issues

   The Adviser will generally approve these proposals as shareholders can later divulge their votes to management on a selective basis if a legitimate reason arises

10.   Limiting directors' liability                                                 Approve

11.   Eliminate preemptive right                                                    Approve

   Preemptive rights give current shareholders the opportunity to maintain their current percentage ownership through any subsequent equity offerings. These provisions are no longer common in the U.S., and can restrict managements' ability to raise new capital

   The Adviser generally approves the elimination of preemptive rights, but will oppose the elimination of limited preemptive rights, e.g., on proposed issues representing more than an acceptable level of total dilution

12.   Employee Stock Purchase Plan                                                  Approve

13.   Establish 401(k) Plan                                                         Approve

14.   Pay director solely in stocks                                                 Case-by-case

15.   Eliminate director mandatory retirement policy                                Case-by-case

16.   Rotate annual meeting location/date                                           Case-by-case

17.   Option and stock grants to management and directors                           Case-by-case

18.   Allowing indemnification of directors and/or officers after reviewing         Case-by-case
      the applicable laws and extent of protection requested

19.   Sale of assets, divisions, product rights, etc.                               Case-by-case

20.   Other business that may arise at the annual meeting                           Case-by-case

21.   Other issues not included on this list                                        Case-by-case

NOTICE TO CLIENTS OF FIRST PACIFIC ADVISORS, INC.
REGARDING PROXY VOTING POLICIES AND PROCEDURES

Unless specifically noted otherwise in writing by the Client, First Pacific Advisors, Inc. ("Adviser") retains all authority and responsibility to vote proxies for any stocks held in Accounts under its management.

In accordance with Rule 207.206(4)-6 of the Advisers Act of 1940 with respect to proxy voting procedures of the Adviser, we are hereby notifying you of your right to obtain information about our proxy voting policy and procedures, including how we vote shares held in your Account. If at any time you would like information on our proxy voting policy and procedures, you may send a request in writing to J. Richard Atwood, Compliance Officer, First Pacific Advisors, Inc., 11400 West Olympic Boulevard, Suite 1200, Los Angeles, CA 90064, or fax your request to (310) 996-5450, or by e-mail to atwood@firstpacad.com

Item 8.   Reserved.

Item 9.   Controls and Procedures.

(a) The Principal Executive Officer and Principal Financial Officer of Source Capital, Inc. ("Company") have concluded that the Company's Disclosure Controls and Procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940) are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There have been no significant changes in the Company's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10.  Exhibits.

          (a) Code of ethics as applies to the registrant's officers and directors, as required to be disclosed under Item 2 of Form N-CSR. Attached hereto as Ex. 99.CODE ETH.

          (b) Separate certification for the registrant's principal executive officer and principal financial officer, as required by Rule 30a-2 under the Investment Company Act of 1940. Attached hereto.

                                   SIGNATURES

Pursuant to the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SOURCE CAPITAL, INC.


By: /s/ ERIC S. ENDE
   --------------------------------
    Eric S. Ende, President

Date: March 8, 2004


Pursuant to the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SOURCE CAPITAL, INC.


By: /s/ J. RICHARD ATWOOD
   --------------------------------
    J. Richard Atwood, Treasurer


Date: March 8, 2004